Defined Benefit Obligation	12 Months Ended
Dec. 31, 2023
Text Block [Abstract]
Defined Benefit Obligation
19	DEFINED BENEFIT OBLIGATION
A subsidiary in the Philippines is a participant in an unfunded,

non-contributory

defined benefit multi-em
p
loyer retirement plan. The subsidiary provides for a defined benefit plan for all qualifying employees. The normal retirement shall accrue to the employee upon reaching retirement age of 60 with at least

5 years of credited service. All employees may retire early with the consent of the subsidiary upon reaching the age of 50 and having completed at least 10 years of credited service.
A subsidiary in Thailand has obligations in respect of the severance payments they must make to employees upon retirement under labour law. The subsidiary treats these severance payment obligations as a defined benefit plan.